
                                                                    EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                      MERRILL LYNCH MORTGAGE LENDING, INC.

                                    as Seller

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  as Purchaser

                                   Dated as of

                                 January 1, 2007

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                                TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
SECTION 1.  DEFINITIONS..................................................     1
SECTION 2.  PURCHASE AND SALE OF THE MORTGAGE LOANS AND RELATED RIGHTS...     3
SECTION 3.  MORTGAGE LOAN SCHEDULES......................................     4
SECTION 4.  MORTGAGE LOAN TRANSFER.......................................     4
SECTION 5.  EXAMINATION OF MORTGAGE FILES................................     5
SECTION 6.  RECORDATION OF ASSIGNMENTS OF MORTGAGE.......................     7
SECTION 7.  REPRESENTATIONS AND WARRANTIES OF SELLER CONCERNING THE
            MORTGAGE LOANS...............................................     8
SECTION 8.  REPRESENTATIONS AND WARRANTIES CONCERNING THE SELLER.........    13
SECTION 9.  REPRESENTATIONS AND WARRANTIES CONCERNING THE PURCHASER......    15
SECTION 10. CONDITIONS TO CLOSING........................................    16
SECTION 11. FEES AND EXPENSES............................................    18
SECTION 12. ACCOUNTANTS' LETTERS.........................................    18
SECTION 13. INDEMNIFICATION..............................................    18
SECTION 14. NOTICES......................................................    21
SECTION 15. TRANSFER OF MORTGAGE LOANS...................................    21
SECTION 16. TERMINATION..................................................    21
SECTION 17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
            DELIVERY.....................................................    22
SECTION 18. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST...............    22
SECTION 19. SEVERABILITY.................................................    22
SECTION 20. COUNTERPARTS.................................................    23
SECTION 21. AMENDMENT....................................................    23
SECTION 22. GOVERNING LAW................................................    23
SECTION 23. FURTHER ASSURANCES...........................................    23
SECTION 24. SUCCESSORS AND ASSIGNS.......................................    23
SECTION 25. THE SELLER...................................................    24


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
SECTION 26. ENTIRE AGREEMENT.............................................    24
SECTION 27. NO PARTNERSHIP...............................................    24

                            EXHIBITS AND SCHEDULE TO
                        MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1  Contents of Mortgage File
Exhibit 2  Contents of Final Mortgage File
Exhibit 3  Mortgage Loan Schedule Information
Exhibit 4  Seller's Information
Exhibit 5  Purchaser's Information
Exhibit 6  Schedule of Lost Notes
Exhibit 7  S&P Appendix

Schedule A Required Ratings For Each Class of Certificates
Schedule B Schedule of Assigned Agreements

                        MORTGAGE LOAN PURCHASE AGREEMENT

          MORTGAGE LOAN PURCHASE AGREEMENT, dated as of January 1, 2007, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (the "Seller"), and MERRILL LYNCH MORTGAGE INVESTORS, INC., a Delaware corporation (the "Purchaser").

          Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, certain first lien, adjustable-rate mortgage loans secured by one- to four-family residences, townhouses, individual condominiums, co-op units and units in planned unit developments (collectively, the "Mortgage Loans") as described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates (the "Certificates"), under a pooling and servicing agreement, to be dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Purchaser, as depositor, HSBC Bank USA, National Association, as trustee (the "Trustee") and Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Master Servicer" and "Securities Administrator").

          The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-130545) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated February 7, 2007 to the Prospectus, dated September 8, 2006, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, the Purchaser and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") have entered into a Terms Agreement dated as of February 6, 2007 to an underwriting agreement dated February 28, 2003, between the Purchaser and Merrill Lynch (together, the "Underwriting Agreement").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1. Definitions.

          Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

          Closing Date: February 9, 2007.

          Custodial Agreement: An agreement, dated as of the Closing Date among the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Custodian in substantially the form of Exhibit G to the Pooling and Servicing Agreement.

          Custodian: Wells Fargo Bank, N.A., including any successors in interest, or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

          Cut-off Date: January 1, 2007.

          Cut-off Date Balance: $811,955,192.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

          Due Date: With respect to each Mortgage Loan, the first day in each month.

          Fannie Mae: Federal National Mortgage Association or any successor thereto.

          Freddie Mac: The Federal Home Loan Mortgage Corporation of any successor thereto.

          Master Servicer: Wells Fargo Bank, N.A.

          Merrill Lynch: Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          Moody's: Moody's Investors Service, Inc., or its successors in interest.

          Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

          Mortgage File: The items referred to in Exhibit 1 and Exhibit 2 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

          Mortgagor: The obligor(s) on a Mortgage Note.

          Net Rate: With respect to any Distribution Date and each Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan on such Distribution Date less the Servicing Fee Rate for such Mortgage Loan on such Distribution Date.

          Offered Certificates: Shall mean the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class R Certificates issued pursuant to the Pooling and Servicing Agreement.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller or the Purchaser, reasonably acceptable to the Trustee.

          Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller pursuant to the applicable provisions of this Agreement, an amount equal to the sum of (i) 100% of the principal remaining unpaid on such Mortgage Loan as of the date of purchase (including if a foreclosure has already occurred, the principal balance of the related Mortgage Loan at the time the Mortgaged Property was acquired), (ii) accrued and unpaid interest thereon at the Mortgage Interest Rate through and including the last day of the month of purchase and (iii) any costs and damages incurred by the Issuing Entity in connection with any violation by such Mortgage Loan of any predatory or abusive-lending law.

          Rating Agencies: S&P and Moody's, each a "Rating Agency."

          S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors in interest.

          Securities Act: The Securities Act of 1933, as amended.

          Security: As used herein, the term shall refer to the Trust Fund and the Certificates created thereby.

          Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

          Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the Originator or (ii) the sales price of such property at the time of origination.

Section 2. Purchase and Sale of the Mortgage Loans and Related Rights.

          (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate Cut-off Date Balance of $811,955,192.

          (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

          (c) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, in consideration of the purchase of the Mortgage Loans, the Purchaser shall

 (i) pay to the Seller an amount equal to the net sale proceeds of the Offered Certificates plus accrued interest in immediately available funds by wire transfer to such account or accounts as shall be designated by the Seller and
(ii) deliver to the Seller the Class P and Class C Certificates.

          (d) In addition to the foregoing, on the Closing Date the Seller assigns to the Purchaser without recourse all of its right, title and interest in the agreements listed on Schedule B.

Section 3. Mortgage Loan Schedules.

          The Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 3 to this

          Agreement with respect to each of the Mortgage Loans being sold by the Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule") setting forth the information listed on
Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold by the Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

Section 4 Mortgage Loan Transfer.

          (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereof other than scheduled principal and interest received after the Cut-off Date. The Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereof other than scheduled principal and interest on the Mortgage Loans received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

          (b) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Seller has delivered or will deliver or cause to be delivered to the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and the Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Mortgage, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will upon receipt of recording information relating to the

Mortgage required to be included thereon, be delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by the Seller or the applicable originator, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording;" (y) in lieu of the Mortgage, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Seller to such effect), the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 6 the Seller may deliver lost note affidavits and indemnities of the Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Seller to such effect. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date, or, in lieu of such assignments, shall provide an Opinion of Counsel pursuant to Section 6(a) hereof to the effect that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan. Upon the request of the Purchaser, the Seller will assist the Purchaser in effecting the assignment referred to above.

          (c) The Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to HSBC Bank USA, National Association, as Trustee for the Certificateholders, on the date hereof.

Section 5. Examination of Mortgage Files.

          (a) On or before the Mortgage File Delivery Date, the Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Seller and/or the Custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Seller agrees to provide to the Purchaser, Merrill Lynch and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Merrill Lynch and to such investors or prospective investors (which may be at the offices of the Seller and/or the Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Merrill Lynch and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Merrill Lynch and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

          (b) Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee (or the Custodian), for the benefit of the Certificateholders, will review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Seller a certification in the form attached as Exhibit One to the Custodial Agreement.

          (c) Pursuant to the Pooling and Servicing Agreement, the Trustee or the Custodian, as its agent, will review the Mortgage Files within 180 days of the Closing Date and will deliver to the Purchaser a final certification substantially in the form of Exhibit Two to the Custodial Agreement. If the Trustee or the Custodian, as its agent, is unable to deliver a final certification with respect to the items listed in Exhibit 2 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a "Material Defect"), the Trustee or the Custodian, as its agent, shall notify the Seller of such Material Defect. The Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian, as applicable, of the Material Defect and if the Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Seller confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Seller within thirty days of its receipt of the original recorded document.

          (d) At the time of any substitution, the Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Seller and release or cause the Custodian, as its agent, to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage
File) in the possession of the Trustee or the Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller title to such Deleted Mortgage Loan.

Section 6. Recordation of Assignments of Mortgage.

          (a) The Seller need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction; provided, however, each assignment of Mortgage shall be submitted for recording by the Seller, at no expense to the Issuing Entity or Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Certificates evidencing, in the aggregate, not less than 25% of the Voting Rights, (ii) the occurrence of an Event of Default with respect to the Master Servicer (upon instruction of the Seller), (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller or (iv) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

          While each such Mortgage or assignment is being recorded, if necessary, the Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. All customary recording fees and reasonable expenses relating to the recordation of the assignments of Mortgage to the Trustee shall be borne by the Seller.

          (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court of competent jurisdiction to continue to be property of the Seller, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

Section 7. Representations and Warranties of Seller Concerning the Mortgage
Loans.

          The Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

          (a) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects;

          (b) immediately prior to the transfer to the Purchaser, the Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Seller has full right and authority to sell or assign the same pursuant to this Agreement;

          (c) no selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

          (d) each Mortgage Loan constitutes a "qualified mortgage" under
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section
1.860G-2(a)(1);

          (e) no Mortgage Loan is in foreclosure;

          (f) no Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treas. Reg. Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

          (g) the Seller would not, based on the delinquency status of the Mortgage Loans, institute foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment for such Mortgage Loan;

          (h) the information set forth under the captions "Description of the Mortgage Groups--General," "--Tabular Characteristics of the Mortgage Loans" and in Annex II of the Prospectus Supplement is true and correct in all material respects;

          (i) as of the Cut-off Date, no Mortgage Loan is more than 30 days past due. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

          (j) to the best of the Seller's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

          (k) to the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

          (l) to the best of the Seller's knowledge, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

          (m) to the best of the Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law at time of origination; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

          (n) all requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure or recording, predatory and abusive lending laws) applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects;

          (o) to the best of the Seller's knowledge, as of the date of transfer of the Mortgage Loans, there is no mechanics' lien or claim for work, labor or material affecting the Mortgaged Property except those which are insured against by the title insurance policy;

          (p) to the best of the Seller's knowledge, as of the date of the transfer of the Mortgage Loans to the Purchaser, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage;

          (q) to the best of the Seller's knowledge, as of the date of closing, the Mortgaged Property subject to any Mortgage is free of material damage and is in good repair;

          (r) at the time of origination, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances;

          (s) each Mortgage Loan is and will be a mortgage loan arising out of the originator's practice in accordance with the seller/originator's underwriting guidelines. The seller has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest in the Mortgage Loan that such Mortgage Loan would not be paid in full when due;

          (t) each original Mortgage has been recorded or is in the process of being recorded in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;


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

          (u) the related Mortgage File contains each of the documents and instruments specified;

          (v) each Mortgage Loan is being serviced according to the related Servicer's guidelines;

          (w) the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded;

          (x) a lender's title policy or binder, or other assurance of title insurance customary in a form acceptable to Fannie Mae or Freddie Mac was issued at origination and each policy or binder is valid and remains in full force and effect;

          (y) none of the Mortgage Loans are secured by a leasehold interest;

          (z) There is no Mortgage Loan in the Trust Fund that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia. There is no Mortgage Loan in the Trust Fund that was originated on or after March 7, 2003, which is a "high cost home loan" as defined under the Georgia Fair Lending Act;

          (aa) none of the Mortgage Loans is subject to the Home Ownership and Equity Protection Act of 1994 or is a "high cost" or "predatory" loan as defined by applicable local, state and federal predatory and abusive lending laws;

          (bb) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the then current Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.7 Revised (attached hereto as Exhibit 7);

          (cc) There is no Mortgage Loan in the Trust Fund that was originated on or after January 1, 2005, which is a "high cost home loan" as defined under the Indiana Home Loan Practices Act (I.C. 24-9);

          (dd) With respect to each Mortgage Loan underlying the Security, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the mortgage loan;

          (ee) With respect to any Mortgage Loan underlying the Security that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (a) the Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty; (b) the Mortgage Loan's originator had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the option of obtaining a mortgage loan that did not require payment of such a penalty; (c) the prepayment penalty was adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no Mortgage Loan that is a subprime loan originated on or after October 1, 2002 underlying the Security will provide for prepayment penalties for a term in excess of three years and any Mortgage Loans originated prior to such date, and any non-subprime loans, will not provide for prepayment penalties for a term in excess of five years; in each case unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) such prepayment penalty shall not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such penalty;

          (ff) The Servicer for each Mortgage Loan underlying the Security has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

          (gg) The Servicer for each Mortgage Loan underlying the Security will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

          (hh) With respect to each Mortgage Loan underlying the Security, the borrower was not encouraged or required to select a mortgage loan product offered by the related Originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the Mortgage Loan's requirements and the borrower's credit history, income, assets and liabilities. For a borrower who seeks financing through such Originator's higher-priced subprime lending channel, the borrower should be directed towards or offered such Originator's standard mortgage line if the borrower is able to qualify for one of the standard products;

          (ii) The methodology used in underwriting the extension of credit for each Mortgage Loan in the Trust Fund did not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the borrower's credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the Originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the Mortgage Loan;

          (jj) No borrower under a Mortgage Loan in the Trust Fund was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

          (kk) With respect to any Mortgage Loan originated on or after August 1, 2004 and underlying the Security, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

          (ll) With respect to any Mortgage Loans underlying the Security that are on manufactured housing, upon the origination of each such Mortgage Loan the manufactured housing unit either: (i) will be the principal residence of the borrower or (ii) will be classified as real property under applicable state law;

          (mm) No first lien Mortgage Loan underlying the Security has an original principal balance that exceeds the applicable Freddie Mac loan limit; and

          (nn) If any of the Mortgage Loans underlying the Security are "seasoned" (a seasoned mortgage loan is one where the date of the Mortgage Note is more than 1 year before the date of issuance of the related Security) the
Seller:

          (i) represents that it currently operates or actively participates in an on-going and active program or business (A) to originate mortgages, and/or (B) to make periodic purchases of mortgage loans from originators or other sellers, and/or (C) to issue and/or purchase securities or bonds supported by the mortgages, with a portion of the proceeds generated by such program or business being used to purchase or originate mortgages made to borrowers who are:

                    (x) low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income) and/or

                    (y) very low-income families (families with incomes of 60% or less of area median income); and

          (ii) agrees that Freddie Mac for a period of two (2) years following the date of the agreement may contact the Seller to confirm that it continues to operate or actively participate in the mortgage program or business and to obtain other nonproprietary information about the Seller's activities that may assist Freddie Mac in completing its regulatory reporting requirements. The Seller will make reasonable efforts to provide such information to Freddie Mac.

          It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Seller as to any Substitute Mortgage Loan as of the date of substitution.

          Upon discovery or receipt of notice by the Seller, the Purchaser or the Trustee of a breach of any representation or warranty of the Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Seller, or the date the Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Seller will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 14 hereof. With respect to the representations and warranties described in the Agreement which are made to the best of the Seller's knowledge, if it is discovered by any of the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in this
Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such breach and (ii) failure by the Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

Section 8. Representations and Warranties Concerning the Seller.

          As of the date hereof and as of the Closing Date, the Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

          (a) the Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (b) the Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (c) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the charter or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (d) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

          (e) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

          (f) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

          (g) the Seller's Information (as defined in Section 13(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 9. Representations and Warranties Concerning the Purchaser.

          As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Seller as follows:

          (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

          (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

          (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

          (g) the Purchaser's Information (as defined in Section 13(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 10. Conditions to Closing.

          (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (i) Each of the obligations of the Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Seller.

               (ii) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

                    (A) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                    (B) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 3 hereto, one copy to be attached to each counterpart of the Amendment;

                    (C) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                    (D) A certificate of an officer of the Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Seller's authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Seller;

                    (E) One or more opinions of counsel from the Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

                    (F) A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A the rating set forth on Schedule A; and

                    (G) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

               (iii) The Certificates to be sold to Merrill Lynch pursuant to the Underwriting Agreement shall have been issued and sold to Merrill Lynch.

               (iv) The Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

          (b) The obligations of the Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (i) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

               (ii) The Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the respective terms thereof:

                    (A) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                    (B) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Seller, and all documents required thereby duly executed by all signatories;

                    (C) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

                    (D) One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Seller; and

                    (E) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates;

Section 11. Fees and Expenses.

          Subject to Section 17 hereof, the Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP,
(iii) the filing fee charged by the Commission for the registration of the Certificates, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee,
(vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Trustee) from the Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Merrill Lynch in connection with the sale of the Offered Certificates. The Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

Section 12. Accountants' Letters

          Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary--The Mortgage Loans", "Description of the Mortgage Groups--General" and "--Tabular Characteristics of the Mortgage Loans" and "Annex II--The Mortgage Groups". The Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield, Prepayment and Maturity Considerations" in the Prospectus Supplement.

Section 13. Indemnification.

          (a) The Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Seller's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Seller and in which additional Seller's Information is identified), in reliance upon and in conformity with Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Seller to perform its obligations under this Agreement; and the Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

          (b) The Seller shall indemnify and hold harmless the Purchaser, the Trust Fund and the Trustee against any documented out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party that results from, a material breach of the representations and warranties set forth in Section 7 of this Agreement; provided, however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income or any other special, indirect or consequential losses. The Seller shall indemnify and hold harmless the Purchaser, the Trust Fund and the Trustee against any losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party in connection with the Georgia Fair Lending Act; provided, however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income or any other special, indirect or consequential losses.

     The foregoing indemnity agreement is in addition to any liability which the Seller otherwise may have to the Purchaser or any other such indemnified party.

          (c) The Purchaser shall indemnify and hold harmless the Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in
Exhibit 5, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Seller, or any other such indemnified party,

          (d) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          (e) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

          (f) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

Section 14. Notices.

          All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Seller shall be directed to Merrill Lynch Mortgage Lending Inc., 4 World Financial Center, New York, New York 10281 (Telecopy:
212-449-6710), and notices to the Purchaser shall be directed to

Merrill Lynch Mortgage Investors, Inc., 4 World Financial Center, New York, New York 10281 (Telecopy: 212-449-6710), Attention: Brian Brennan; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

Section 15. Transfer of Mortgage Loans.

          The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Seller shall be the purchase or substitution obligations of the Seller contained in Sections 5 and 7 hereof.

Section 16. Termination.

          This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Seller, if the conditions to the Seller's obligation to close set forth under
Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

Section 17. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

Section 18. Mandatory Delivery; Grant of Security Interest.

          The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 2 hereof. The Seller agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

          Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 10 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the purchase price as described in Section 2(c) hereof, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the purchase price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 18 shall be deemed to have been released.

Section 19. Severability.

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 20. Counterparts.

          This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

Section 21. Amendment.

          This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

Section 22. GOVERNING LAW.

          THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

Section 23. Further Assurances.

          Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

Section 24. Successors and Assigns.

          This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Merrill Lynch, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Seller), any person resulting from a change in form of the Seller or any person succeeding to the business of the Seller, shall be considered the "successor" of the Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

Section 25. The Seller.

          The Seller will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

Section 26. Entire Agreement.

          This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

Section 27. No Partnership.

          Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT 1

                            CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

A. With respect to each Mortgage Loan (other than a Cooperative Loan):

          (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of HSBC Bank USA, National Association, as Trustee for the registered holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

          (ii) the original recorded Mortgage or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

          (iii) an original Assignment of the Mortgage executed in the following form: "HSBC Bank USA, National Association, as Trustee for the registered holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates.

          (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii), if applicable and only to the extent available to the Depositor with evidence of recording thereon;

          (v) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any;

          (vi) the original of any guarantee executed in connection with the Mortgage Note;

          (vii) the original mortgagee title insurance policy;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) the original power of attorney, if applicable.

B. With respect to each Mortgage Loan that is a Cooperative Loan:

          (i) the original Mortgage Note, endorsed in the following form: "Pay to the


                                      E-1-1
     order of HSBC Bank USA, National Association, as Trustee for the registered holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

          (ii) the original duly executed assignment of Security Agreement to the Trustee;

          (iii) the acknowledgment copy of the original executed Form UCC-1 (or certified copy thereof) with respect to the Security Agreement, and any required continuation statements;

          (iv) the acknowledgment copy of the original executed Form UCC-3 with respect to the Security Agreement, indicating the Trustee as the assignee of the secured party;

          (v) the stock certificate representing the Cooperative Assets allocated to the cooperative unit, with a stock power in blank attached;

          (vi) the original collateral assignment of the proprietary lease by Mortgagor to the originator;

          (vii) a copy of the recognition agreement;

          (viii) if applicable and to the extent available, the original intervening assignments, including warehousing assignments, if any, showing, to the extent available, an unbroken chain of the related Mortgage Loan to the Trustee, together with a copy of the related Form UCC-3 with evidence of filing thereon; and

          (ix) the originals of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loan.


                                      E-1-2

                                    EXHIBIT 2

                         CONTENTS OF FINAL MORTGAGE FILE

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its agent, and which shall be delivered to the Purchaser pursuant to the terms of the Agreement.

A. With respect to each Mortgage Loan (other than a Cooperative Loan):

          (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of HSBC Bank USA, National Association, as Trustee for the registered holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

          (ii) the original recorded Mortgage or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

          (iii) an original Assignment of the Mortgage executed in the following form: "HSBC Bank USA, National Association, as Trustee for the registered holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates."

          (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii), if applicable and only to the extent available to the Depositor with evidence of recording thereon;

          (v) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any;

          (vi) the original of any guarantee executed in connection with the Mortgage Note;

          (vii) the original mortgagee title insurance policy;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) the original power of attorney, if applicable.

B. With respect to each Mortgage Loan that is a Cooperative Loan:

          (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of HSBC Bank USA, National Association, as Trustee for the registered holders of


                                      E-2-1
     the Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

          (ii) the original duly executed assignment of Security Agreement to the Trustee;

          (iii) the acknowledgment copy of the original executed Form UCC-1 (or certified copy thereof) with respect to the Security Agreement, and any required continuation statements;

          (iv) the acknowledgment copy of the original executed Form UCC-3 with respect to the Security Agreement, indicating the Trustee as the assignee of the secured party;

          (v) the stock certificate representing the Cooperative Assets allocated to the cooperative unit, with a stock power in blank attached;

          (vi) the original collateral assignment of the proprietary lease by Mortgagor to the originator;

          (vii) a copy of the recognition agreement;

          (viii) if applicable and to the extent available, the original intervening assignments, including warehousing assignments, if any, showing, to the extent available, an unbroken chain of the related Mortgage Loan to the Trustee, together with a copy of the related Form UCC-3 with evidence of filing thereon; and

          (ix) the originals of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loan.


                                      E-2-2

                                    EXHIBIT 3

                       MORTGAGE LOAN SCHEDULE INFORMATION

     The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

          i) the loan number of the mortgage loan;

          ii) the city, state and zip code of the Mortgage Property;

          iii) a code indicating whether the Mortgaged Property is owner-occupied;

          iv) the type of Residential Dwelling constituting the Mortgaged Property;

          v) the original months to maturity;

          vi) the original date of the mortgage;

          vii) the Loan-to-Value Ratio at origination;

          viii) the Mortgage Rate;

          ix) the date on which the first Monthly Payment was due on the Mortgage Loan;

          x) the stated maturity date;

          xi) the amount of the Monthly Payment at origination;

          xii) the amount of the Monthly Payment as of the Cut-off Date;

          xiii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

          xiv) the original principal amount of the Mortgage Loan;

          xv) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

          xvi) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

          xvii) a code indicating the documentation style (i.e., full, alternative or reduced);

          xviii) the Value of the Mortgaged Property;

          xix) the sale price of the Mortgaged Property, if applicable;


                                      E-3-1

          xx) the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

          xxi) the Servicing Fee;

          xxii) with respect to each adjustable-rate Mortgage Loan, the next Interest Rate Adjustment Date;

          xxiii) with respect to each adjustable-rate Mortgage Loan, the Gross Margin;

          xxiv) with respect to each adjustable-rate Mortgage Loan, the Minimum and Maximum Mortgage Rate under the terms of the Mortgage Note;

          xxv) with respect to each adjustable-rate Mortgage Loan, the First Rate Cap;

          xxvi) with respect to each adjustable-rate Mortgage Loan, the related Periodic Rate Cap;

          xxvii) with respect to each adjustable-rate Mortgage Loan, whether additional collateral exists;

          xxviii) with respect to each adjustable-rate Mortgage Loan, whether it is interest-only; and

          xxix) with respect to each adjustable-rate Mortgage Loan, the Seller.

          Such schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.


                                      E-3-2

                                    EXHIBIT 4

                              SELLER'S INFORMATION

          All information in the Prospectus Supplement described under the following Sections: "Summary -- The Mortgage Loans," "Description of the Mortgage Groups" and "Annex II -- The Mortgage Groups".


                                      E-4-1

                                    EXHIBIT 5

                             PURCHASER'S INFORMATION

          All information in the Prospectus Supplement and the Prospectus, except the Seller's Information.


                                      E-5-1

                                    EXHIBIT 6

                             SCHEDULE OF LOST NOTES

                             Available Upon Request


                                      E-6-1

                                    EXHIBIT 7

                                                          REVISED April 18, 2006

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                          Name of Anti-Predatory Lending Law/Effective      Category under Applicable Anti-Predatory
          State/Jurisdiction                                   Date                                        Lending Law
-------------------------------------   -------------------------------------------------   ----------------------------------------
Arkansas                                Arkansas Home Loan Protection Act, Ark. Code        High Cost Home Loan
                                        Ann. Sections 23-53-101 et seq.

                                        Effective July 16, 2003

Cleveland Heights, OH                   Ordinance No. 72-2003 (PSH), Mun. Code Sections     Covered Loan
                                        757.01 et seq.

                                        Effective June 2, 2003

Colorado                                Consumer Equity Protection, Colo. Stat. Ann.        Covered Loan
                                        Sections 5-3.5-101 et seq.

                                        Effective for covered loans offered or entered
                                        into on or after January 1, 2003. Other
                                        provisions of the Act took effect on June 7,
                                        2002

Connecticut                             Connecticut Abusive Home Loan Lending Practices     High Cost Home Loan
                                        Act, Conn. Gen. Stat. Sections 36a-746 et seq.

                                        Effective October 1, 2001


                                      E-7-1

District of Columbia                    Home Loan Protection Act, D.C. Code Sections        Covered Loan
                                        26-1151.01 et seq.

                                        Effective for loans closed on or after January
                                        28, 2003

Florida                                 Fair Lending Act, Fla. Stat. Ann. Sections          High Cost Home Loan
                                        494.0078 et seq.

                                        Effective October 2, 2002

Georgia (Oct. 1, 2002 - Mar. 6, 2003)   Georgia Fair Lending Act, Ga. Code Ann. Sections    High Cost Home Loan
                                        7-6A-1 et seq. Effective October 1, 2002 -
                                        March 6, 2003

Georgia as amended (Mar. 7, 2003 -      Georgia Fair Lending Act, Ga. Code Ann. Sections    High Cost Home Loan
current)                                7-6A-1 et seq.

                                        Effective for loans closed on or after March 7,
                                        2003

HOEPA Section 32                        Home Ownership and Equity Protection Act of         High Cost Loan
                                        1994, 15 U.S.C. Sections 1639, 12 C.F.R. Sections
                                        226.32 and 226.34

                                        Effective October 1, 1995, amendments October
                                        1, 2002

Illinois                                High Risk Home Loan Act, Ill. Comp. Stat. tit.      High Risk Home Loan
                                        815, Sections 137/5 et seq.

                                        Effective January 1, 2004 (prior to this date,
                                        regulations under Residential Mortgage License
                                        Act effective from May 14, 2001)

Kansas                                  Consumer Credit Code, Kan. Stat. Ann. Sections      High Loan to Value Consumer Loan (id.
                                        16a-1-101 et seq.                                   Section 16a-3-207) and;

                                        Sections 16a-1-301 and 16a-3-207 became
                                        effective


                                      E-7-2

                                        April 14, 1999; Section 16a-3-308a                  High APR Consumer Loan (id. Section
                                        became effective July 1, 1999                       16a-3-308a)

Kentucky                                2003 KY H.B. 287 - High Cost Home Loan Act, Ky.     High Cost Home Loan
                                        Rev. Stat. Sections 360.100 et seq.

                                        Effective June 24, 2003

Maine                                   Truth in Lending, Me. Rev. Stat. tit. 9-A,          High Rate High Fee Mortgage
                                        Sections 8-101 et seq.

                                        Effective September 29, 1995 and as amended
                                        from time to time

Massachusetts                           Part 40 and Part 32, 209 C.M.R. Sections 32.00 et   High Cost Home Loan
                                        seq. and 209 C.M.R. Sections 40.01 et seq.

                                        Effective March 22, 2001 and amended from time
                                        to time

Nevada                                  Assembly Bill No. 284, Nev. Rev. Stat. Sections     Home Loan
                                        598D.010 et seq.

                                        Effective October 1, 2003

New Jersey                              New Jersey Home Ownership Security Act of 2002,     High Cost Home Loan
                                        N.J. Rev. Stat. Sections 46:10B-22 et seq.

                                        Effective for loans closed on or after November
                                        27, 2003

New Mexico                              Home Loan Protection Act, N.M. Rev. Stat.           High Cost Home Loan
                                        Sections 58-21A-1 et seq.

                                        Effective as of January 1, 2004; Revised as of
                                        February 26, 2004

New York                                N.Y. Banking Law Article 6-l                        High Cost Home Loan

                                        Effective for applications made on or after
                                        April 1,


                                      E-7-3

                                        2003

North Carolina                          Restrictions and Limitations on High Cost Home      High Cost Home Loan
                                        Loans, N.C. Gen. Stat. Sections 24-1.1E et seq.

                                        Effective July 1, 2000; amended October 1, 2003
                                        (adding open-end lines of credit)

Ohio                                    H.B. 386 (codified in various sections of the       Covered Loan
                                        Ohio Code), Ohio Rev. Code Ann. Sections 1349.25
                                        et seq.

                                        Effective May 24, 2002

Oklahoma                                Consumer Credit Code (codified in various           Subsection 10 Mortgage
                                        sections of Title 14A)

                                        Effective July 1, 2000; amended effective
                                        January 1, 2004

South Carolina                          South Carolina High Cost and Consumer Home          High Cost Home Loan
                                        Loans Act, S.C. Code Ann. Sections 37-23-10 et
                                        seq.

                                        Effective for loans taken on or after January
                                        1, 2004

West Virginia                           West Virginia Residential Mortgage Lender,          West Virginia Mortgage Loan Act Loan
                                        Broker and Servicer Act, W. Va. Code Ann.
                                        Sections 31-17-1 et seq.

                                        Effective June 5, 2002


                                      E-7-4

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

                                          Name of Anti-Predatory Lending Law/Effective      Category under Applicable Anti-Predatory
          State/Jurisdiction                                   Date                                        Lending Law
          ------------------            -------------------------------------------------   ----------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)   Georgia Fair Lending Act, Ga. Code Ann. Sections    Covered Loan
                                        7-6A-1 et seq.

                                        Effective October 1, 2002 - March 6, 2003

New Jersey                              New Jersey Home Ownership Security Act of 2002,     Covered Home Loan
                                        N.J. Rev. Stat. Sections 46:10B-22 et seq.

                                        Effective November 27, 2003 - July 5, 2004

STANDARD & POOR'S HOME LOAN CATEGORIZATION

                                          Name of Anti-Predatory Lending Law/Effective      Category under Applicable Anti-Predatory
          State/Jurisdiction                                   Date                                        Lending Law
          ------------------            -------------------------------------------------   ----------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)   Georgia Fair Lending Act, Ga. Code Ann. Sections    Home Loan
                                        7-6A-1 et seq.

                                        Effective October 1, 2002 - March 6, 2003

New Jersey                              New Jersey Home Ownership Security Act of 2002,     Home Loan
                                        N.J. Rev. Stat. Sections 46:10B-22 et seq.

                                        Effective for loans closed on or after November
                                        27, 2003

New Mexico                              Home Loan Protection Act, N.M. Rev. Stat.           Home Loan
                                        Sections 58-21A-1 et seq.

                                        Effective as of January 1, 2004; Revised as of


                                      E-7-5

                                        February 26, 2004

North Carolina                          Restrictions and Limitations on High Cost Home      Consumer Home Loan
                                        Loans, N.C. Gen. Stat. Sections 24-1.1E et seq.

                                        Effective July 1, 2000; amended October 1, 2003
                                        (adding open-end lines of credit)

South Carolina                          South Carolina High Cost and Consumer Home          Consumer Home Loan
                                        Loans Act, S.C. Code Ann. Sections 37-23-10 et seq.

                                        Effective for loans taken on or after January
                                        1, 2004


                                      E-7-6

                                   SCHEDULE A

                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                              Offered Certificates

   Class     Moody's    S&P
----------   -------   ----
Class A-1      Aaa      AAA
Class A-2A     Aaa      AAA
Class A-2B     Aaa      AAA
Class A-2C     Aaa      AAA
Class A-3      Aaa      AAA
Class A-2D     Aaa      AAA
Class R        N/R      AAA
Class M-1      Aa1      AA+
Class M-2      Aa2      AA+
Class M-3      Aa3      AA
Class M-4       A1      AA-
Class M-5       A2      AA-
Class M-6       A3      A+
Class B-1      Baa1     A-
Class B-2      Baa2     A-
Class B-3      Baa3    BBB+

None of the above ratings has been lowered since the respective dates of such letters.

                                   SCHEDULE B

                         Schedule of Assigned Agreements

1. Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage Holdings Inc. ("MLMH"), Terwin Advisors, LLC ("Terwin") and GreenPoint Mortgage Funding, Inc. ("Greenpoint"), as amended by Amendment No. 1, dated as of August 20, 2003, among MLMH, Terwin and GreenPoint, and the Bring-Down Letter related thereto;

2. Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among the Seller, the Purchaser and Greenpoint;

3. Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among MLMH, the Seller and Greenpoint;

4. Mortgage Loan Purchase and Interim Servicing Agreement, dated as of June 24, 2005, between Merrill Lynch Mortgage Lending, Inc. ("MLML") and Ameriquest Mortgage Company ("Ameriquest") and the Bring-Down Letter related thereto;

5. Master Seller's Warranties and Interim Servicing Agreement, dated as of November 1, 2006, between Merrill Lynch Credit Corporation ("MLCC") and First National Bank of Nevada, and the Bring-Down Letter related thereto;

6. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2006, among MLCC, American Home Mortgage Corp. and American Home Servicing, Inc., and the Bring-Down Letter related thereto;

7. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of August 1, 2005, between MLCC and Quicken Loans Inc., and the Bring-Down Letter related thereto;

8. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of July 1, 2006, between MLML and Secured Bankers Mortgage Company, and the Bring-Down Letter related therto;

9. Master Loan Purchase and Sale Agreement, dated as of March 29, 2006, between MLCC and Fidelity & Trust Mortgage, Inc., as amended by the Delegated Underwriting Addendum to Master Loan Purchase and Sale Agreement dated as of March 29, 2006, and the Bring-Down Letter related thereto;

10. Bulk Sale Addendum to the Master Loan Purchase and Sale Agreement, dated as of July 11, 2005, between MLCC and Silver State Financial Services, Inc., and the Bring-Down Letter related thereto;

11. Master Loan Purchase and Sale Agreement, dated as of August 1, 2005, between MLCC and Mortgage Access Corp. D/B/A Weichert Financial Services ("Weichert"), as amended and supplemented by the Bulk Sale Addendum to the Mortgage Loan Purchase and Sale

     Agreement, dated as of August 1, 2005, between MLCC and Weichert, and the Bring-Down Letter related thereto;

12. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of July 1, 2006, between MLML and American Mortgage Express Financial D/B/A Millennium Funding Group, and the Bring-Down Letter related thereto;

13. Master Loan Purchase and Sale Agreement, dated as of May 9, 2005, between MLCC and First Financial Equities, Inc. D/B/A The Mortgage Doctors ("First Financial"), as amended by the Delegated Underwriting Addendum to Master Loan Purchase and Sale Agreement, dated as of May 12, 2005, between MLCC and First Financial, and the Bring-Down related thereto;

14. Master Loan Purchase and Sale Agreement, dated as of February 1, 2005, between MLCC and Market Street Mortgage Corporation and Market Street Mortgage Corporation D/B/A Leader Financial and Market Street Mortgage Corporation D/B/A Memorial Park Mortgage, as amended by the Delegated Underwriting Addendum to Master Loan Purchase and Sale Agreement, dated as of October 3, 2006, between MLCC and Market Street Mortgage Corporation, and the Bring-Down Letter related thereto;

15. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2006, between MLCC and NetBank, and the Bring-Down Letter related thereto;

16. Reconstituted Servicing Agreement, dated as of January 1, 2007, between the Purchaser and Wilshire Credit Corporation;

17. Portfolio Servicing Agreement, dated January 28, 2000, between MLCC and Cendant Mortgage Corporation ("Cendant PHH");

18. Loan Sub-Servicing Agreement, dated January 28, 2000, between MLCC and Cendant PHH;

19. Securitized Loan Primary Servicing Agreement, dated January 28, 2000, between MLCC and Cendant PHH;

20. Servicing Rights Purchase, and Sale Agreement, dated January 28, 2000, between MLCC and Cendant PHH;

21. Amendment Agreement No. 1, dated as of January 2, 2001, between MLCC and Cendant PHH;

22. Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among the Seller, the Purchaser and PHH Mortgage Corporation ("PHH");

23. Assignment and Assumption Agreement, dated as of January 1, 2007, among MLCC, the Seller and PHH;

24. Mortgage Servicing Purchase and Sale Agreement dated as of September 1, 2006, between the Seller and CitiMortgage, Inc. ("CITI");

25. Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among the Seller, the Purchaser and CITI;

26. Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2006-W90), dated as of November 1, 2006, between Merrill Lynch Bank, USA ("MLBUSA") and Wells Fargo Bank, N.A. ("Wells");

27. Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among the Seller, the Purchaser and Wells;

28. Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among MLBUSA, the Seller and Wells.